EXHIBIT 99.1

HELOC POOL INFORMATION1

PRINCIPAL BALANCES

Range of Principal Balances ($)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
0.01 - 2,500.00	4	$8,197	0.00%	8.750%	748	$2,049	74.95%
2,500.01 - 5,000.00	30	122,896	0.02	9.596	720	4,097	77.36
5,000.01 - 7,500.00	69	433,226	0.07	9.069	734	6,279	73.59
7,500.01 - 10,000.00	141	1,278,708	0.20	9.169	722	9,069	75.26
10,000.01 - 20,000.00	880	13,901,508	2.14	9.454	718	15,797	76.62
20,000.01 - 30,000.00	1,222	30,661,133	4.72	9.578	713	25,091	79.50
30,000.01 - 40,000.00	1,192	41,824,412	6.43	9.650	713	35,088	80.30
40,000.01 - 50,000.00	1,071	48,285,437	7.43	9.682	710	45,084	81.15
50,000.01 - 60,000.00	927	50,741,072	7.81	9.634	712	54,737	81.75
60,000.01 - 70,000.00	722	46,733,668	7.19	9.604	711	64,728	84.01
70,000.01 - 80,000.00	655	48,874,689	7.52	9.528	715	74,618	83.10
80,000.01 - 90,000.00	453	38,364,184	5.90	9.485	716	84,689	82.69
90,000.01 - 100,000.00	333	31,737,673	4.88	9.586	714	95,308	82.68
100,000.01 - 150,000.00	1,065	128,255,093	19.73	9.351	717	120,427	82.12
150,000.01 - 200,000.00	528	90,688,664	13.95	9.262	720	171,759	82.49
200,000.01 - 250,000.00	185	39,707,901	6.11	8.804	724	214,637	77.61
250,000.01 - 300,000.00	57	15,190,194	2.34	8.625	738	266,495	75.06
300,000.01 - 350,000.00	22	6,888,832	1.06	8.585	732	313,129	77.52
350,000.01 - 400,000.00	16	5,947,168	0.91	8.285	739	371,698	77.21
400,000.01 - 450,000.00	8	3,301,922	0.51	8.229	742	412,740	73.71
450,000.01 - 500,000.00	9	4,293,273	0.66	8.297	758	477,030	68.96
500,000.01 >=	5	2,762,833	0.43	8.295	739	552,567	66.39
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The average outstanding principal balance of the HELOCs as of the Cut-off Date is $67,750.96.

OCCUPANCY TYPE(1)

Occupancy Type	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
Primary Home	8,852	$604,151,465	92.95%	9.387%	717	$68,250	81.43%
Investment	426	28,889,583	4.44	9.155	720	67,816	73.97
Second Home	316	16,961,635	2.61	9.616	717	53,676	81.96
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

(1) Based upon representation of the related mortgagors at the time of origination.

_________________________

1 All of the weighted averages are weighted against the current balance, except for the Combined Loan-to-Value Ratios, which are weighted against the credit limit.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

The combined loan-to-value ratio in the following table is a fraction whose (x) numerator is the sum of (i) the credit limit of the HELOCs and (ii) any original principal balances of mortgage loans senior to the HELOCs and (y) the denominator is (i) the lesser of the sales price or the appraised value of the related mortgaged property, in the case of purchase money HELOCs in the HELOC pool and (ii) the appraised value, in the case of HELOCs other than purchase money HELOCs in the HELOC pool.

Range of Original Combined Loan to Value Ratios (%)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
0.01 - 5.00	2	$63,090	0.01%	7.250%	754	$31,545	4.20%
5.01 - 10.00	8	276,499	0.04	8.628	722	34,562	9.29
10.01 - 15.00	20	742,434	0.11	8.255	753	37,122	12.33
15.01 - 20.00	17	662,728	0.10	8.227	730	38,984	18.05
20.01 - 25.00	21	1,088,637	0.17	8.300	746	51,840	22.75
25.01 - 30.00	29	1,482,690	0.23	8.533	744	51,127	27.70
30.01 - 35.00	46	2,450,983	0.38	7.982	753	53,282	32.81
35.01 - 40.00	66	4,069,596	0.63	8.096	755	61,661	37.58
40.01 - 45.00	84	5,724,702	0.88	8.290	736	68,151	42.84
45.01 - 50.00	115	7,032,832	1.08	8.410	729	61,155	47.88
50.01 - 55.00	158	10,816,382	1.66	8.157	736	68,458	52.52
55.01 - 60.00	194	13,612,566	2.09	8.235	737	70,168	57.69
60.01 - 65.00	259	17,421,720	2.68	8.442	724	67,265	63.18
65.01 - 70.00	352	27,399,314	4.22	8.444	722	77,839	67.74
70.01 - 75.00	490	40,701,040	6.26	8.576	726	83,063	72.87
75.01 - 80.00	1,192	86,975,368	13.38	8.608	725	72,966	78.60
80.01 - 85.00	787	49,949,749	7.68	9.172	718	63,469	82.18
85.01 - 90.00	3,376	199,070,796	30.63	9.756	707	58,966	89.13
90.01 - 95.00	1,582	109,548,805	16.85	10.154	708	69,247	93.34
95.01 - 100.00	723	63,910,563	9.83	10.055	726	88,396	98.64
100.01 >=	73	7,002,188	1.08	10.207	725	95,920	100.26
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The weighted average original combined loan-to-value ratio of the HELOCs as of the Cut-off Date is 81.11%.

LOAN PURPOSE

Purpose	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
Cash-Out Refinance	7,495	$497,245,759	76.50%	9.325%	715	$66,344	78.96%
Purchase	1,412	108,043,256	16.62	9.446	730	76,518	91.02
Rate/Term Refinance	687	44,713,668	6.88	9.863	715	65,085	89.84
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

PROPERTY TYPE

Property Type	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
Single Family	6,596	$449,773,500	69.20%	9.357%	718	$68,189	80.28%
Planned Unit Development	1,700	122,861,878	18.90	9.384	716	72,272	82.73
Condo	1,054	59,782,801	9.20	9.457	718	56,720	84.02
2-4 Family	244	17,584,503	2.71	9.758	708	72,068	81.92
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

GEOGRAPHIC DISTRIBUTION

The geographic locations used for the following table were determined by the property address for the mortgaged property securing the related HELOC.

State	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
California	5,018	$383,591,381	59.01%	9.326%	718	$76,443	80.41%
Florida	691	36,284,903	5.58	9.816	703	52,511	82.82
New York	389	25,100,175	3.86	9.515	710	64,525	79.42
Arizona	353	23,658,578	3.64	9.098	725	67,021	81.77
Maryland	275	18,471,429	2.84	9.351	717	67,169	82.94
New Jersey	291	17,309,368	2.66	9.431	715	59,482	80.18
Virginia	264	15,998,326	2.46	9.736	708	60,600	84.98
Nevada	242	14,306,689	2.20	9.417	712	59,119	78.61
Massachusetts	190	13,120,465	2.02	8.980	727	69,055	79.96
Colorado	186	12,804,699	1.97	9.107	732	68,842	85.42
Washington	205	12,731,000	1.96	9.542	714	62,102	83.11
Illinois	169	9,236,003	1.42	9.363	719	54,651	84.92
Hawaii	115	7,714,061	1.19	9.315	723	67,079	79.03
Oregon	114	7,221,240	1.11	9.293	715	63,344	84.77
Connecticut	90	5,147,834	0.79	9.511	713	57,198	79.11
Michigan	107	5,063,734	0.78	9.746	725	47,325	90.67
Georgia	83	4,485,544	0.69	9.952	704	54,043	89.36
Pennsylvania	95	4,037,832	0.62	9.357	719	42,503	84.13
North Carolina	85	3,494,828	0.54	9.355	727	41,116	83.51
Missouri	65	3,312,835	0.51	9.569	704	50,967	82.46
Utah	65	2,999,589	0.46	9.616	722	46,148	83.80
Minnesota	67	2,925,410	0.45	9.796	719	43,663	85.77
Idaho	43	2,562,749	0.39	9.876	714	59,599	80.33
South Carolina	30	2,061,849	0.32	9.796	717	68,728	83.83
Ohio	54	2,021,338	0.31	9.832	718	37,432	87.47
District Of Columbia	18	1,566,505	0.24	9.338	725	87,028	80.30
New Hampshire	27	1,351,535	0.21	9.509	725	50,057	79.94
New Mexico	25	1,351,002	0.21	9.617	719	54,040	81.34
Wisconsin	26	1,084,783	0.17	9.690	715	41,722	84.20
Oklahoma	21	1,028,456	0.16	9.062	718	48,974	79.67
Other	191	7,958,541	1.22	9.376	720	41,668	79.16
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

CURRENT CREDIT SCORES

Range of Credit Score Rating	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
N/A	4	$283,057	0.04%	10.694%	N/A	$70,764	94.87%
1 – 619	3	80,734	0.01	14.894	498	26,911	91.26
620 - 639	145	8,316,325	1.28	12.045	630	57,354	84.61
640 - 659	841	45,287,657	6.97	11.208	650	53,850	82.24
660 - 679	1,367	87,715,052	13.49	10.509	669	64,166	84.53
680 - 699	1,520	102,345,577	15.75	9.749	689	67,333	83.19
700 - 719	1,568	113,127,543	17.40	9.139	709	72,148	82.79
720 - 739	1,134	82,445,128	12.68	8.889	729	72,703	81.84
740 - 759	1,094	75,866,575	11.67	8.766	749	69,348	80.66
760 - 779	942	66,967,416	10.30	8.566	769	71,091	79.71
780 - 799	695	50,060,796	7.70	8.372	788	72,030	75.33
800 - 819	272	17,256,872	2.65	8.142	807	63,444	69.53
820 - 839	9	249,952	0.04	7.463	827	27,772	52.51
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The non-zero weighted average credit score of the HELOCs as of the Cut-off Date is 717.

CREDIT LIMITS

Range of Credit Limits ($)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
5,000.00 - 7,499.99	1	$4,591	0.00%	9.250%	686	$4,591	75.23%
10,000.00 - 10,000.00	15	132,673	0.02	10.429	707	8,845	84.11
10,000.01 - 20,000.00	353	5,155,857	0.79	10.077	707	14,606	81.50
20,000.01 - 30,000.00	928	20,197,482	3.11	9.796	707	21,765	80.74
30,000.01 - 40,000.00	934	29,576,439	4.55	9.944	707	31,666	84.80
40,000.01 - 50,000.00	1,044	40,291,513	6.20	9.852	707	38,593	82.60
50,000.01 - 60,000.00	792	38,414,283	5.91	9.903	706	48,503	87.08
60,000.01 - 70,000.00	683	38,863,906	5.98	9.894	707	56,902	88.50
70,000.01 - 80,000.00	672	42,264,802	6.50	9.751	709	62,894	85.40
80,000.01 - 90,000.00	418	29,103,713	4.48	9.827	711	69,626	88.66
90,000.01 - 100,000.00	863	55,612,345	8.56	9.321	717	64,441	76.84
100,000.01 - 200,000.00	2,333	254,291,265	39.12	9.343	715	108,998	82.26
200,000.01 - 300,000.00	391	58,531,664	9.00	8.400	743	149,697	74.64
300,000.01 - 400,000.00	86	17,654,096	2.72	8.261	750	205,280	75.18
400,000.01 - 500,000.00	77	18,106,453	2.79	8.058	757	235,149	67.80
500,000.01 - 600,000.00	2	837,722	0.13	8.605	739	418,861	71.01
600,000.01 - 700,000.00	2	963,880	0.15	8.541	714	481,940	77.15
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The average credit limit of the HELOCs as of the Cut-off Date is $93,616.25.

CREDIT LIMIT UTILIZATION RATES(1)

The credit limit utilization rates in the following table were determined by dividing the principal balances as of the Cut-off Date by the credit limits of the related HELOCs.

Range of Credit Limits Utilization Rate (%)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
10.00 - 19.99	438	$9,880,308	1.52%	8.453%	746	$22,558	74.06%
20.00 - 29.99	550	18,481,384	2.84	8.571	736	33,603	73.85
30.00 - 39.99	503	21,929,931	3.37	8.706	738	43,598	76.58
40.00 - 49.99	593	28,558,623	4.39	8.716	732	48,160	75.09
50.00 - 59.99	580	32,491,829	5.00	8.848	729	56,020	76.93
60.00 - 69.99	511	33,913,363	5.22	8.931	725	66,367	76.77
70.00 - 79.99	513	38,612,071	5.94	9.009	724	75,267	78.57
80.00 - 89.99	449	36,001,928	5.54	8.997	720	80,182	79.21
90.00 - 99.99	1,992	150,085,339	23.09	9.453	713	75,344	84.26
100.00 - 101.99	3,091	255,705,138	39.34	9.668	711	82,726	87.46
102.00 - 103.99	364	23,883,584	3.67	10.781	696	65,614	90.96
104.00 - 105.99	7	320,383	0.05	15.387	687	45,769	93.90
106.00 - 107.99	2	74,859	0.01	10.781	686	37,429	78.26
110.00 >=	1	63,943	0.01	9.125	768	63,943	90.00
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

(1) Some of the HELOCs have principal balances that are above their respective credit limits. This excess is primarily reflecting the fact that the principal balance reported in this table include not only principal but also unpaid accrued interest and any unpaid fees. None of the HELOCs in the HELOC pool is more than 30 days delinquent and any balance above the credit limit is reasonably expected to be collected in the normal course of servicing.

The credit limit utilization rate of the pool of HELOCs as of the Cut-off Date is 72.37%.

ORIGINAL STATED TERM TO MATURITY

Range of Original Stated Term to Maturity (Months)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
120	9	$577,400	0.09%	9.936%	718	$64,156	84.76%
180	13	693,733	0.11	10.134	713	53,364	82.34
240	7,969	548,335,415	84.36	9.283	717	68,809	80.04
300	1,232	74,673,758	11.49	10.123	713	60,612	89.31
360	371	25,722,377	3.96	9.311	724	69,333	88.59
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The weighted average original stated term to maturity of the HELOCs as of the Cut-off Date is 251 months.

REMAINING STATED TERM TO MATURITY

Range of Remaining Stated Term to Maturity (Months)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
85 – 96	2	$275,354	0.04%	8.250%	740	$137,677	76.05%
97 - 108	4	106,013	0.02	13.803	671	26,503	94.65
109 – 120	3	196,033	0.03	10.212	714	65,344	95.17
145 – 156	1	46,714	0.01	11.500	675	46,714	75.57
157 – 168	3	163,493	0.03	9.052	789	54,498	87.28
169 – 180	13	670,312	0.10	9.871	705	51,562	74.12
181 – 192	9	506,036	0.08	9.282	715	56,226	80.52
193 – 204	10	637,725	0.10	9.028	716	63,773	65.46
205 – 216	47	2,653,798	0.41	8.834	734	56,464	75.87
217 – 228	233	13,223,126	2.03	9.203	728	56,752	77.83
229 – 240	7,666	531,127,944	81.71	9.288	717	69,284	80.15
265 – 276	1	88,040	0.01	10.750	705	88,040	94.99
277 – 288	32	1,717,577	0.26	10.763	709	53,674	88.27
289 – 300	1,199	72,868,141	11.21	10.107	713	60,774	89.34
313 – 324	2	9,157	0.00	9.250	739	4,579	83.47
337 – 348	39	1,643,227	0.25	9.259	714	42,134	83.55
349 – 360	330	24,069,992	3.70	9.315	725	72,939	88.93
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The weighted average remaining stated term to maturity of the HELOCs as of the Cut-off Date is 247 months.

ORIGINAL DRAW PERIOD

Original Draw Period (Months)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
60	7	$381,656	0.06%	9.173%	729	$54,522	86.85%
120	9,585	649,518,714	99.93	9.382	717	67,764	81.11
180	2	102,313	0.02	9.374	664	51,156	73.10
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The weighted average original draw period of the HELOCs as of the Cut-off Date is 120 months.

FULLY-INDEXED MARGIN

Range of Margins (%)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
<= -0.251	934	$61,731,816	9.50%	7.658%	760	$66,094	68.07%
-0.250 - -0.001	627	52,541,567	8.08	8.028	749	83,798	70.73
0.000 - 0.249	602	51,180,464	7.87	8.253	741	85,017	75.39
0.250 - 0.499	640	47,677,785	7.34	8.501	736	74,497	77.16
0.500 - 0.749	589	43,618,319	6.71	8.770	730	74,055	81.94
0.750 - 0.999	819	54,877,239	8.44	9.015	722	67,005	84.02
1.000 - 1.249	698	49,191,367	7.57	9.236	719	70,475	86.13
1.250 - 1.499	591	41,356,928	6.36	9.470	719	69,978	86.80
1.500 - 1.749	912	53,563,971	8.24	9.778	711	58,732	88.06
1.750 - 1.999	447	30,145,434	4.64	9.963	700	67,439	88.55
2.000 - 2.249	454	29,188,202	4.49	10.251	700	64,291	90.49
2.250 - 2.499	356	24,955,638	3.84	10.514	686	70,100	88.25
2.500 - 2.749	381	21,806,446	3.35	10.758	684	57,235	91.41
2.750 - 2.999	206	13,968,103	2.15	10.973	676	67,806	89.85
3.000 - 3.249	310	19,659,103	3.02	11.275	672	63,416	91.42
3.250 - 3.499	147	9,199,682	1.42	11.466	668	62,583	90.92
3.500 - 3.999	551	27,696,710	4.26	11.813	660	50,266	90.95
4.000 - 4.499	158	9,323,280	1.43	12.354	661	59,008	91.96
4.500 - 4.999	89	4,514,856	0.69	12.880	647	50,729	91.58
5.000 - 5.499	51	2,410,997	0.37	13.071	657	47,274	93.08
5.500 - 5.999	20	1,043,717	0.16	13.898	648	52,186	92.83
6.000 - 6.499	4	128,983	0.02	14.408	664	32,246	92.51
6.500 - 6.999	1	20,921	0.00	14.750	657	20,921	90.00
8.500 - 8.999	1	14,635	0.00	17.125	651	14,635	89.94
9.000 - 9.499	1	15,917	0.00	17.375	629	15,917	100.34
9.500 - 9.999	2	42,024	0.01	18.000	610	21,012	92.88
10.000 - 10.499	3	128,580	0.02	18.000	649	42,860	90.68
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The weighted average fully-indexed margin for the HELOCs as of the Cut-off Date is 1.156%. All HELOCs will be indexed to the “Prime Rate” as published in the “Money Rates” table of the Wall Street Journal.

CURRENT LOAN RATES

Range of Loan Rates (%)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
4.501 - 5.000	38	$3,492,086	0.54%	4.990%	748	$91,897	94.05%
7.001 - 7.500	476	18,411,429	2.83	7.372	773	38,679	58.26
7.501 - 8.000	925	82,366,582	12.67	7.884	752	89,045	71.28
8.001 - 8.500	1,211	98,443,865	15.15	8.331	740	81,291	74.73
8.501 - 9.000	1,346	94,323,686	14.51	8.850	726	70,077	82.13
9.001 - 9.500	1,348	95,435,591	14.68	9.325	720	70,798	86.10
9.501 - 10.000	1,410	87,387,483	13.44	9.818	709	61,977	88.05
10.001 - 10.500	831	54,098,351	8.32	10.331	695	65,100	89.24
10.501 - 11.000	624	38,869,099	5.98	10.809	682	62,290	90.96
11.001 - 11.500	472	29,944,384	4.61	11.312	672	63,441	91.24
11.501 - 12.000	563	28,478,832	4.38	11.804	660	50,584	90.97
12.001 - 12.500	169	10,019,716	1.54	12.313	659	59,288	91.95
12.501 - 13.000	87	4,593,194	0.71	12.830	650	52,795	91.61
13.001 - 13.500	61	2,704,181	0.42	13.325	653	44,331	93.13
13.501 - 14.000	18	894,616	0.14	13.839	651	49,701	91.93
14.001 - 14.500	7	317,511	0.05	14.240	658	45,359	94.98
14.501 - 15.000	1	20,921	0.00	14.750	657	20,921	90.00
17.001 >=	7	201,156	0.03	17.887	640	28,737	91.82
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The weighted average loan rate of the HELOCs as of the Cut-off Date is 9.382%.

MAXIMUM LOAN RATES

Maximum Loan Rates (%)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
16.000	88	$3,414,108	0.53%	9.476%	721	$38,797	81.75%
18.000	9,506	646,588,575	99.47	9.382	717	68,019	81.11
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The weighted average maximum loan rate of the HELOCs as of the Cut-off Date is 17.989%.

LOAN AGE

Range of Loan Age (Months)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
<= 1	38	$3,492,086	0.54%	4.990%	748	$91,897	94.05%
2 – 5	6,804	476,064,302	73.24	9.437	715	69,968	81.31
6 – 9	2,078	131,376,154	20.21	9.360	722	63,222	81.35
10 – 13	405	24,033,336	3.70	9.106	726	59,342	77.37
14 – 17	97	5,076,966	0.78	9.346	718	52,340	79.91
18 – 21	75	4,467,216	0.69	9.607	736	59,563	80.38
22 – 24	21	1,089,014	0.17	9.336	716	51,858	77.69
25 – 25	6	246,642	0.04	10.109	714	41,107	82.36
26 – 48	58	3,478,854	0.54	8.818	731	59,980	74.22
49 – 72	12	678,114	0.10	9.101	723	56,510	76.13
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

The weighted average loan age of the HELOCs as of the Cut-off Date is 5 months.

JUNIOR HELOC RATIO*

Range of Junior Mortgage Ratio (%)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
0.01 - 10.00	774	$23,774,237	3.71%	9.733%	703	$30,716	82.16%
10.01 - 20.00	5,405	315,531,951	49.29	9.778	711	58,378	87.67
20.01 - 30.00	1,699	140,947,450	22.02	9.284	716	82,959	80.97
30.01 - 40.00	822	78,063,374	12.20	8.933	720	94,968	77.26
40.01 - 50.00	426	42,658,141	6.66	8.601	735	100,136	72.71
50.01 - 60.00	210	24,370,041	3.81	8.380	741	116,048	70.73
60.01 - 70.00	74	8,542,637	1.33	8.281	755	115,441	70.52
70.01 - 80.00	38	4,386,895	0.69	8.489	750	115,445	69.24
80.01 - 90.00	12	1,093,416	0.17	8.551	758	91,118	63.37
90.01 - 100.00	5	757,867	0.12	8.110	767	151,573	62.49
Total:	9,465	$640,126,008	100.00%	9.400%	717	$67,631	81.74%

* Only represents second liens

The weighted average junior mortgage ratio of the HELOCs as of Cut-off Date is 23.89%.

LIEN POSITION

Lien Position	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
1st Lien	129	$9,876,675	1.52%	8.247%	748	$76,563	49.72%
2nd Lien	9,465	640,126,008	98.48	9.400	717	67,631	81.74
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

DOCUMENTATION TYPE

Documentation Type	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
Full	3,096	$202,839,810	31.21%	8.882%	730	$65,517	77.32%
Stated	6,469	445,049,670	68.47	9.614	711	68,797	83.10
FastForward	29	2,113,203	0.33	8.533	759	72,869	81.05
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

NEGATIVELY AMORTIZING FIRST LIENS

Negatively Amortizing First Liens	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
N	6,578	$458,426,567	71.62%	9.247%	719	$69,691	80.43%
Y	2,887	181,699,442	28.38	9.786	710	62,937	85.79
Total:	9,465	$640,126,008	100.00%	9.400%	717	$67,631	81.74%

MAXIMUM COMBINED LOAN-TO-VALUE RATIOS(1)

Range of Junior Mortgage Ratio (%)	Number of HELOCs	Aggregate Outstanding Principal Balance	Percentage of Cut-off Date Principal Balance	Weighted Average Loan Rate	Weighted Average Credit Score	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio
0.01 - 70.00	1,326	$89,602,436	13.78%	8.320%	731	$67,573	55.66%
70.01 - 75.00	464	38,039,650	5.85	8.547	727	81,982	72.39
75.01 - 80.00	1,048	78,235,234	12.04	8.568	725	74,652	78.24
80.01 - 85.00	676	44,492,616	6.84	8.983	721	65,817	81.19
85.01 - 90.00	1,771	111,627,172	17.17	9.608	707	63,031	87.95
90.01 - 95.00	1,380	91,160,836	14.02	10.014	708	66,059	92.01
95.01 - 100.00	1,708	118,188,713	18.18	9.975	714	69,197	93.99
100.01 - 105.00	1,178	74,704,370	11.49	10.088	713	63,416	92.76
105.01 - 110.00	36	3,161,990	0.49	9.974	733	87,833	98.85
110.01 >=	7	789,666	0.12	10.585	739	112,809	99.80
Total:	9,594	$650,002,683	100.00%	9.382%	717	$67,751	81.11%

(1) Assumes fully drawn HELOC + the related first lien mortgage having an unpaid principal balance equal to the negative amortization cap for that mortgage loan.

The weighted average maximum combined loan-to-value ratio of the HELOCs as of the Cut-off Date is 85.63%.